Capital Group International Equity ETF
Investment portfolio
February 29, 2024
unaudited
Common stocks 94.54% Industrials 21.28%	Shares	Value (000)
Safran SA	14,766	$3,091
Airbus SE, non-registered shares	9,993	1,652
Canadian National Railway Co.	12,563	1,629
ABB, Ltd.	33,772	1,555
Epiroc AB, Class A	84,016	1,522
SMC Corp.	2,500	1,503
ITOCHU Corp.	33,300	1,447
RELX PLC	31,308	1,368
TFI International, Inc. (CAD denominated)	6,768	1,000
Rolls-Royce Holdings PLC[1]	205,052	955
Hitachi, Ltd.	11,300	955
Daikin Industries, Ltd.	6,700	946
Marubeni Corp.	49,000	808
BAE Systems PLC	47,853	750
Recruit Holdings Co., Ltd.	17,400	702
		19,883
Information technology 19.32%
ASML Holding NV	3,039	2,859
SAP SE	15,125	2,826
Keyence Corp.	3,900	1,822
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	14,042	1,807
Tokyo Electron, Ltd.	5,600	1,377
Capgemini SE	5,332	1,295
OBIC Co., Ltd.	8,100	1,266
STMicroelectronics NV	26,314	1,187
Nomura Research Institute, Ltd.	35,600	998
Halma PLC	33,232	966
TDK Corp.	14,800	769
Hamamatsu Photonics KK	14,800	530
Shopify, Inc., Class A, subordinate voting shares[1]	4,558	348
		18,050
Health care 13.15%
Novo Nordisk AS, Class B	31,638	3,760
AstraZeneca PLC	16,687	2,103
EssilorLuxottica SA	9,036	1,916
Daiichi Sankyo Co., Ltd.	40,400	1,340
Genmab AS1	4,055	1,135
Straumann Holding AG	5,865	926
Innovent Biologics, Inc.[1]	113,500	614
BeiGene, Ltd. (ADR)[1]	2,988	495
		12,289
Capital Group International Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Financials 10.24%	Shares	Value (000)
London Stock Exchange Group PLC	19,191	$2,150
AIA Group, Ltd.	152,600	1,239
DBS Group Holdings, Ltd.	48,600	1,204
DNB Bank ASA	52,921	1,058
United Overseas Bank, Ltd.	48,900	1,016
Euronext NV	10,385	957
Skandinaviska Enskilda Banken AB, Class A	52,423	778
Partners Group Holding AG	459	659
Deutsche Boerse AG	2,421	506
		9,567
Consumer staples 9.51%
L’Oréal SA, non-registered shares	3,927	1,875
Nestlé SA	17,503	1,816
Anheuser-Busch InBev SA/NV	21,213	1,278
Imperial Brands PLC	47,858	1,030
Danone SA	15,526	990
British American Tobacco PLC	24,267	718
Uni-Charm Corp.	18,900	627
Reckitt Benckiser Group PLC	8,782	554
		8,888
Consumer discretionary 8.06%
LVMH Moët Hennessy-Louis Vuitton SE	1,766	1,609
Industria de Diseño Textil, SA	31,640	1,402
Amadeus IT Group SA, Class A, non-registered shares	19,437	1,142
MercadoLibre, Inc.[1]	669	1,067
Hermès International	393	983
Kering SA	1,969	905
adidas AG	2,123	429
		7,537
Materials 5.97%
Sika AG	6,140	1,774
Air Liquide SA	6,799	1,381
Givaudan SA	298	1,249
Shin-Etsu Chemical Co., Ltd.	27,600	1,176
		5,580
Energy 3.52%
TotalEnergies SE	38,243	2,438
BP PLC	147,204	856
		3,294
Communication services 1.94%
Tencent Holdings, Ltd.	29,200	1,034
Nippon Telegraph and Telephone Corp.	638,500	776
		1,810
Utilities 1.55%
Engie SA	90,355	1,449
Total common stocks (cost: $81,060,000)		88,347
Capital Group International Equity ETF — Page 2 of 5

unaudited
Short-term securities 5.09% Money market investments 5.09%	Shares	Value (000)
Capital Group Central Cash Fund 5.41%[2,3]	47,587	$4,759
Total short-term securities (cost: $4,759,000)		4,759
Total investment securities 99.63% (cost: $85,819,000)		93,106
Other assets less liabilities 0.37%		342
Net assets 100.00%		$93,448
Investments in affiliates3

	Value at 9/26/2023[4] (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/29/2024 (000)	Dividend or interest income (000)
Short-term securities 5.09%
Money market investments 5.09%
Capital Group Central Cash Fund 5.41%[2]	$—	$12,929	$8,170	$—[5]	$—[5]	$4,759	$90
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at February 29, 2024.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
[4]	Commencement of operations.
[5]	Amount less than one thousand.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group International Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 29, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
Capital Group International Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP3-311-0424O-S90623	Capital Group International Equity ETF — Page 5 of 5